                                 EXHIBIT 99.2

                   NOTICE OF CHANGE OF CONTROL, SUPPLEMENTAL
                 INDENTURE AND ADJUSTMENT IN CONVERSION TERMS

                    TELE-COMMUNICATIONS INTERNATIONAL, INC.

                          Notice of Change of Control
                                      And
      Notice of Supplemental Indenture and Adjustment in Conversion Terms

    With respect to its 4 1/2% Convertible Subordinated Debentures due 2006

                             CUSIP NO.:  87924HAA0

     NOTICE IS HEREBY GIVEN to all holders ("Holders") of 4 1/2% Convertible Subordinated Debentures due 2006 (the "Debentures") of Tele-Communications International, Inc. ("TINTA" or the "Company") pursuant to Sections 4.02, 10.14 and 10.16 of the Indenture, dated as of February 7, 1996 (the "Original Indenture"), as amended and supplemented by a First Supplemental Indenture (the "Supplemental Indenture"), dated as of November 19, 1998 (as so amended and supplemented, the "Indenture"), between the Company and The Bank of New York, as trustee (the "Trustee"), as set forth below.

     On November 19, 1998, pursuant to an Agreement and Plan of Merger, dated as of August 24, 1998, by and among Tele-Communications, Inc. ("TCI"), TINTA and Liberty Group Acquisition Co., a wholly-owned subsidiary of TCI ("Merger Sub"), Merger Sub was merged with and into Company (the "Merger"). As a result of the Merger, the Company became a wholly-owned subsidiary of TCI and each outstanding share of the Company's Series A Common Stock, $1.00 par value per share (the "TINTA Series A Stock"), not already beneficially owned by TCI was converted into the right to receive .58 of a share of Tele-Communications, Inc. Series A Liberty Media Group Common Stock, $1.00 par value per share (the "LMG Series A Stock").

CHANGE OF CONTROL RIGHT

     The consummation of the Merger constituted a "Change of Control" under
Section 4.02 of the Indenture. As a result, under the Indenture, each holder of Debentures has the right (the "Change of Control Right") until 5:00 p.m., Eastern time, on January 12, 1999 (the "Change of Control Purchase Date") to require the Company to purchase such holder's Debentures in whole or in part in integral multiples of $1,000 at a purchase price (the "Change of Control Purchase Price") payable in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest to the Change of Control Purchase Date. The Change of Control Purchase Price per $1,000 principal amount of Debentures will be $1,018.375 (including accrued and unpaid interest of $18.375). As of the date of this Notice, there are neither holders of Senior Debt (as defined in the Indenture) nor the existence of an Event of Default (as defined in the Indenture) which would prevent payment of the Change of Control Purchase Price. All Debentures, or portions thereof, validly tendered and not withdrawn will be accepted for payment on, and will cease to accrue interest after, the Change of Control Purchase Date. The Change of Control Purchase Price shall be paid to all Holders who validly tender and do not withdraw their Debentures promptly following the later of (x) January 12, 1999 and (y) the time of delivery of their Debentures to the Paying Agent pursuant to the procedures described below. Any Debentures, or portions thereof, not tendered or accepted for payment will continue to accrue interest. Holders who choose to tender less than all of their Debentures should deliver with their Debentures a written and executed statement providing the identification numbers and principal amounts of the particular Debentures to be purchased. Holders whose Debentures are purchased only in part will be issued Debentures equal in principal amount to the unpurchased portion of the Debentures surrendered.

     Holders electing to have Debentures purchased pursuant to the Change of Control Right must complete a change of control purchase notice, a form of which is enclosed herewith (the "Change of Control Purchase Form"), or draft a written notice that contains the same information as that indicated on the Change of Control Purchase Form. The Change of Control Purchase Form and such written notice of purchase are herein collectively referred to as the "Change of Control Purchase Notice". The completed Change of Control Purchase Notice must include the signature of the holder of record of such Debentures and must be delivered to the Paying Agent at the address specified below prior to 5:00 p.m., Eastern time, on January 12, 1999. In addition, the Debentures being purchased must be surrendered to the Paying Agent to collect payment. The Debentures being purchased may be delivered prior to, on or after January 12, 1999; however, the Change of Control Purchase Price will only be paid if the Debentures so delivered to the Paying Agent conform in all respects to the description thereof set forth in the related Change of Control Purchase Notice and such notice has been received by the Paying Agent prior to 5:00 p.m., Eastern time, on January 12, 1999.

     A Change of Control Purchase Notice may be withdrawn in whole or in a portion thereof that is $1,000 or an integral multiple thereof at any time prior to 5:00 p.m., Eastern time, on January 12, 1999 by delivery to the Paying Agent of a completed withdrawal notice, a form of which is enclosed herewith (the "Withdrawal Notice Form"), or a written notice of withdrawal that contains the same information as indicated on the Withdrawal Notice Form. The Withdrawal Notice Form and such written notice of withdrawal are herein collectively referred to as the "Withdrawal Notice".

ADJUSTMENT IN CONVERSION TERMS

     Prior to the Merger, the Debentures were convertible at the option of the holder into shares of TINTA Series A Stock at a conversion price of $27.30 per share. In accordance with the terms of the Original Indenture, upon consummation of the Merger, the Company and the Trustee entered into the Supplemental Indenture in order to provide that a holder of Debentures may convert them into the amount of LMG Series A Stock which such holder would have owned immediately after the Merger if he had converted the Debentures into shares of TINTA Series A Stock immediately before November 19, 1998 (the "Effective Time"). The Supplemental Indenture also amends certain other provisions of the Original Indenture in order to provide for adjustments to the conversion price after the Effective Time which are as nearly equivalent as practicable to the adjustments provided for in the Original Indenture. As a result of the Merger, the Indenture currently provides that a holder of Debentures may, at any time prior to maturity, convert the principal amount of such Debentures (or any portion thereof equal to $1,000 or any integral multiple of $1,000) into shares of LMG Series A Stock at a conversion price of $47.07 per share. The Debentures are no longer convertible into TINTA Series A Stock. Holders wishing to convert Debentures must comply with paragraph 7 of the Debentures. If the Debentures are called for redemption, a Holder may convert all or a portion of the Debentures (in integral multiples of $1,000) at any time before the close of business on the business day next preceding the day fixed for redemption. The Conversion Agent for the Debentures is the Paying Agent. A Debenture in respect of which a Change of Control Purchase Notice has been delivered may be converted only if such notice is timely withdrawn as described above. On conversion, no adjustment for interest or dividends will be made. A holder entitled to a fractional share of LMG Series A Stock upon conversion shall receive cash equal to the then current market value of such fractional share. For a summary of the material U.S. Federal income tax consequences to holders of Debentures resulting from the change in the conversion terms of the Debentures pursuant to the Supplemental Indenture, see "Certain U.S. Federal Income Tax Considerations" below.

THE PAYING AGENT FOR THIS CHANGE OF CONTROL RIGHT IS THE BANK OF NEW YORK. DEBENTURES, CHANGE OF CONTROL PURCHASE NOTICES AND WITHDRAWAL NOTICES MAY BE DELIVERED TO THE PAYING AGENT BY MAIL, HAND OR OVERNIGHT COURIER AT THE FOLLOWING ADDRESS:

                              The Bank of New York
                           Corporate Trust Operations
                          101 Barclay Street, Floor 7E
                            New York, New York 10286
                          Attention: Tolutope Adeyoju
                           Telephone: (212) 815-2824

DO NOT SEND DEBENTURES TO TELE-COMMUNICATIONS INTERNATIONAL, INC. OR TELE-COMMUNICATIONS, INC.

     The method of delivery of the Debentures, Change of Control Notices and Withdrawal Notices is at the option and risk of the holder of such Debentures and delivery will be deemed made only when actually received by the Paying Agent. In all cases, sufficient time should be allowed to ensure timely delivery.

     Holders with questions concerning this Notice of Change of Control should contact the Paying Agent at (212) 815-2824 (Attention: Tolutope Adeyoju).

     Under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Paying Agent may be obligated to withhold 31% of the Change of Control Purchase Price from any holder of Debentures who has failed to furnish the Paying Agent with a valid taxpayer identification number or a certification that such holder is not subject to backup withholding under the Code. Holders who wish to avoid the application of these provisions should submit a completed IRS Form W-9 when presenting their Debentures.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

     The following is a summary of the material U.S. Federal income tax consequences to holders of the Debentures resulting from the change in the conversion terms of the Debentures pursuant to the terms of the Supplemental Indenture. This discussion is based upon the provisions of the Code, the applicable Treasury Regulations promulgated and proposed thereunder, judicial authority and current administrative rulings and practice, all of which are subject to change.

     Except as specifically provided below, the following summary only addresses the tax consequences of the change in conversion terms of the Debentures pursuant to the Supplemental Indenture to a holder of the Debentures that is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership that is organized under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. Federal income taxation regardless of its source, or (iv) a trust which is subject to the supervision of a court within the United States and the control of a U.S. fiduciary (a "U.S. Person"). This summary does not address all the possible tax consequences that may be applicable to a particular holder in light of its individual investment

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

circumstances, nor does it address the tax consequences to (i) persons that are not U.S. Persons, (ii) persons that may be subject to special treatment under U.S. Federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, and dealers in Debentures or currencies, (iii) persons that will hold the Debentures as part of a position in a "straddle" or as part of a "hedging," "conversion," or other integrated investment transaction for U.S. Federal income tax purposes, (iv) persons whose functional currency is not the U.S. dollar, or (v) persons that do not hold the Debentures as capital assets. Moreover, the effect of any applicable state, local or foreign tax laws is not discussed.

     Holders of the Debentures are urged to consult their own tax advisors regarding the Federal, state, local and other tax considerations of the amendment to the conversion terms of the Debentures pursuant to the Supplemental Indenture.

     Prior to the Merger, the Debentures were convertible at the option of the holder into shares of TINTA Series A Stock. The conversion of the Debentures into TINTA Series A Stock would have been a tax-free exchange, and no gain or loss would have been recognized by a holder as a result of such conversion (except with respect to cash received in lieu of a fractional share). The holder would have had a tax basis in the shares of TINTA Series A Stock issued upon conversion equal to its tax basis in the converted Debentures (except for any portion of the holder's tax basis allocated to a fractional share), and the holding period of the TINTA Series A Stock would have included the holding period of the converted Debentures.

     As described under "Adjustment in Conversion Terms," as a result of the Merger, the conversion terms of the Debentures have been modified in accordance with the Supplemental Indenture to provide that upon exercise of the conversion right, a holder will be entitled to receive shares of LMG Series A Stock at the applicable conversion price (as such may be adjusted) and cash in lieu of a fractional share. Although a holder of Debentures will not recognize gain or loss solely as a result of TINTA's amendment of the terms of the Indenture, upon exercise of the conversion right, a holder will now recognize gain or loss on the exchange of the Debentures for LMG Series A Stock in an amount equal to the excess of (i) the sum of the fair market value of the LMG Series A Stock at the time of the exchange and cash received in lieu of a fractional share and (ii) the holder's tax basis in the exchanged Debentures. The holder will have a tax basis in the LMG Series A Stock equal to the fair market value of such stock on the date of the exchange, and the holding period for such stock will begin the day after the exchange.


                         TELE-COMMUNICATIONS INTERNATIONAL, INC.


December 11, 1998

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

                       CHANGE OF CONTROL PURCHASE NOTICE

              4 1/2% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2006
                                       OF
                    TELE-COMMUNICATIONS INTERNATIONAL, INC.



1.    Certificate Number of Debenture(s) to be purchased*:

2. Portion of the principal amount of Debentures to be purchased (must be $1,000 or an integral multiple thereof)*:++

3.    The Debentures referred to above shall be purchased by Tele-Communications
      International, Inc. ("TINTA") pursuant to the terms and conditions specified in the Indenture, dated as of February 7, 1996, between TINTA and The Bank of New York, as trustee, as amended.*

                                    Name: ___________________________________
                                    (Please type or print)

                                    _________________________________________
                                    Signature
                                    (Sign exactly as your name appears on the Debenture)

Dated: ___________________

PLEASE FIND THE DEBENTURES BEING PURCHASED ENCLOSED HEREWITH.

++ For holders who desire to redeem only a portion of the Debentures represented by a certificate held by them, but must remit certificate(s) to the Paying Agent representing all of the Debentures held by them, please include your address below to which the Paying Agent may deliver replacement Debentures representing the unpurchased portion:

________________________________
________________________________
________________________________
________________________________
________________________________

* If a holder does not use this form, the written notice of purchase sent to the Paying Agent must contain the information listed above.

 THIS CHANGE OF CONTROL PURCHASE NOTICE MUST BE RECEIVED BY THE PAYING AGENT
                                 BY 5:00 P.M.,
                       EASTERN TIME, ON JANUARY 12, 1999


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

                               WITHDRAWAL NOTICE

              4 1/2% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2006
                                       OF
                    TELE-COMMUNICATIONS INTERNATIONAL, INC.


1. Certificate Number of Debenture(s), the Change of Control Purchase Notice with respect to which is to be withdrawn*:

2. Portion of the principal amount of such Debentures as to which this Withdrawal Notice applies (must be $1,000 or an integral multiple thereof)*:

3. Portion of the principal amount of such Debentures which remains subject to the original Change of Control Purchase Notice and which has been or will be delivered for purchase by Tele-Communications International, Inc.
      (must be $1,000 or an integral multiple thereof).*


                                    Name: ___________________________________
                                    (Please type or print)

                                    _________________________________________
                                    Signature
                                    (Sign exactly as your name appears on the Debenture)

Dated: ___________________

PLEASE REMIT THOSE DEBENTURES WHICH ARE BEING WITHDRAWN TO ME AT THE FOLLOWING
ADDRESS:

________________________________
________________________________
________________________________
________________________________
________________________________

* If a holder does not use this form, the written notice of withdrawal sent to the Paying Agent must contain the information listed above.

   THIS WITHDRAWAL NOTICE MUST BE RECEIVED BY THE PAYING AGENT BY 5:00 P.M.,
                       EASTERN TIME, ON JANUARY 12, 1999

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